UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 21, 2023
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On February 21, 2023, Exelon Corporation (the “Company”) issued and sold $2.5 billion in aggregate principal amount of notes consisting of $1 billion principal amount of its 5.150% Notes due 2028 (the “2028 Notes”), $850 million principal amount of its 5.300% Notes due 2033 (the “2033 Notes”) and $650 million principal amount of its 5.600% Notes due 2053 (the “2053 Notes” and, collectively with the 2028 Notes and the 2033 Notes, the “Notes”). See Item 2.03 below for a description of the Notes and related agreements.

Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation

On February 21, 2023, the Company issued and sold $2.5 billion in aggregate principal amount of Notes. The Notes were issued under an indenture, dated as of June 11, 2015 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended and supplemented by the Sixth Supplemental Indenture, dated as of February 1, 2023 (the “Sixth Supplemental Indenture”). The Base Indenture is filed as Exhibit 4.1 to this Form 8-K and the Sixth Supplemental Indenture is filed as Exhibit 4.2 to this Form 8-K and are each incorporated herein by reference.

A portion of the net proceeds from the sale of the Notes, together with available cash balances, will be used to repay $850 million of Exelon’s outstanding term loans maturing in July 2023 and bearing interest at the Secured Overnight Financing Rate (SOFR) plus 0.65% and $588 million of currently outstanding commercial paper borrowings issued at the Exelon Corporation level having an approximate weighted average interest rate of 4.835% per annum as of February 13, 2023. The remainder of the net proceeds will be used for general corporate purposes.

The 2028 Notes will pay interest at the fixed rate of 5.150% per annum, the 2033 Notes will pay interest at the fixed rate of 5.300% per annum and the 2053 Notes will pay interest at the fixed rate of 5.600% per annum. Interest on the Notes will be payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2023. The 2028 Notes will mature on March 15, 2028, the 2033 Notes will mature on March 15, 2033, and the 2053 Notes will mature on March 15, 2053.

In connection with the issuance of the Notes, Ballard Spahr LLP provided the Company with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated February 16, 2023 among the Company, Barclays Capital, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this report.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
1.1
Underwriting Agreement dated February 16, 2023 among the Company, Barclays Capital, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co., as representatives of the several underwriters named therein

4.1	Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (file no. 1-16169, Form 8-K dated June 11, 2015, Exhibit 4.1)
4.2	Sixth Supplemental Indenture, dated as of February 1, 2023, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
5.1	Exhibit 5.1 Opinion of Ballard Spahr LLP
8.1	Exhibit 8.1 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,”

“anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Company include those factors discussed herein as well as the items discussed in (1) the Company's 2022 Annual Report on Form 10-K (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies and (2) other factors discussed in the Company’s filings with the Securities and Exchange Commission.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. The Company undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jeanne M. Jones
Jeanne M. Jones
Executive Vice President and Chief Financial Officer

February 21, 2023

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated February 16, 2023 among the Company, Barclays Capital, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co., as representatives of the several underwriters named therein

4.1	Indenture, dated as of June 11, 2015, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (file no. 1-16169, Form 8-K dated June 11, 2015, Exhibit 4.1)
4.2	Sixth Supplemental Indenture, dated as of February 1, 2023, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
5.1	Exhibit 5.1 Opinion of Ballard Spahr LLP
8.1	Exhibit 8.1 Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.